LETTER OF TRANSMITTAL
                           LEWIS GALOOB TOYS, INC.

                     IN RESPECT OF ITS OFFER TO EXCHANGE
           ONE DEPOSITARY CONVERTIBLE EXCHANGEABLE PREFERRED SHARE
             REPRESENTING 1/10TH OF A SHARE OF $17.00 CONVERTIBLE
         EXCHANGEABLE PREFERRED STOCK FOR 1.85 SHARES OF COMMON STOCK
          PURSUANT TO THE OFFERING CIRCULAR, DATED FEBRUARY 28, 1996

   THE EXCHANGE OFFER, AND WITHDRAWAL RIGHTS FOR DEPOSITARY SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER, WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON MARCH 29, 1996 (THE "EXPIRATION DATE"), UNLESS EXTENDED.

                    The Depositary and Information Agent:

                 Chemical Mellon Shareholder Services, L.L.C.
                                (800) 774-5469
                       (For Information Call Toll Free)

            By Mail:                         By Hand:                      By Overnight Courier:
  Chemical Mellon Shareholder       Chemical Mellon Shareholder         Chemical Mellon Shareholder
        Services, L.L.C.                 Services, L.L.C.                    Services, L.L.C.
          P.O. Box 845               120 Broadway, 13th Floor               85 Challenger Road
         Midtown Station             New York, New York 10271        Ridgefield Park, New Jersey 07660
    New York, New York 10018                Attention:                          Attention:
           Attention:                Reorganization Department           Reorganization Department
   Reorganization Department

   DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

[ ] CHECK HERE IF TENDERED DEPOSITARY CONVERTIBLE EXCHANGEABLE PREFERRED
    SHARES ("DEPOSITARY SHARES") ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Names of Registered Holder(s) _______________________________________________

Window Ticket Number (if any) _______________________________________________

Date of Execution of Notice of Guaranteed Delivery __________________________

Name of Eligible Institution that Guaranteed Delivery _______________________

   List below the Depositary Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, the receipt numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

                         DESCRIPTION OF DEPOSITARY SHARES TENDERED
-----------------------------------------------------------------------------------------
             (1)                     (2)                   (3)                  (4)
---------------------------  ------------------  ---------------------  -----------------
                                                 Total Number of
                             Receipt Number(s)   Depositary Shares      Total Number of
  Name(s) and Address(es)    Attach list if      Represented by         Depositary Shares
  of Registered Holder(s)        necessary(1)          Receipt(s)       to be Exchanged(2)
---------------------------  ------------------  ---------------------  -----------------

---------------------------  ------------------  ---------------------  -----------------

---------------------------  ------------------  ---------------------  -----------------

---------------------------  ------------------  ---------------------  -----------------

---------------------------  ------------------  ---------------------  -----------------

---------------------------  ------------------  ---------------------  -----------------
                             Total Shares:
---------------------------  ------------------  ---------------------  -----------------
(1) Need not be completed by Book Entry Holders.
-----------------------------------------------------------------------------------------
(2) Unless otherwise indicated, it will be assumed that all Depositary Shares described above are tendered for exchange in the Exchange Offer. See Instruction 4. No payment is being made in respect of accrued and unpaid dividends on Depositary Shares tendered and accepted for exchange.
-----------------------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

   The undersigned hereby tenders to the Company the above-described Depositary Shares of the Company, in accordance with the Company's offer to exchange 1.85 shares of its common stock, par value $.01 per share (the "Common Stock"), for each Depositary Share, upon the terms and subject to the conditions set forth in the Offering Circular dated February 28, 1996 (the "Offering Circular"), and in this Letter of Transmittal (together with the Offering Circular, the "Exchange Offer"), receipt of which are hereby acknowledged. No fractional shares of Common Stock will be issued in the Exchange Offer. If a holder of Depositary Shares is entitled to receive a fractional share of Common Stock, such holder shall be entitled to receive cash in lieu thereof. The undersigned understands that holders of Depositary Shares accepted for exchange will not receive any dividend payments in respect of such Depositary Shares.

   On the terms and subject to the conditions of the Exchange Offer, including, without limitation, the condition that there have been received, and not revoked, the requisite tenders for exchange from 75% of the outstanding Depositary Shares, subject to, and effective upon, acceptance for exchange by the Company of the Depositary Shares tendered herewith and the issuance of shares of Common Stock in exchange therefor in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns, and transfers to the Company all right, title and interest in and to all such Depositary Shares as are being tendered hereby and that are accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the Depositary Shares tendered hereby and accepted for exchange pursuant to the Exchange Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver the Depositary Shares tendered hereby to the Company for transfer on the books of the Company and (b) receive all benefits and otherwise exercise all rights of beneficial, ownership of such Depositary Shares, all in accordance with the terms and subject to the conditions of the Exchange Offer.

   The name and address of the registered holder(s) should be printed above under "Description of Depositary Shares tendered," if not already printed thereunder, exactly as they appear on the receipts representing the Depositary Shares tendered hereby. The receipt number(s) and the number of Depositary Shares that the undersigned wishes to tender should be indicated in the appropriate box above under "Description of Depositary Shares Tendered."

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, exchange, assign, and transfer the Depositary Shares tendered hereby, and that, when the same are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges, and encumbrances and that such Depositary Shares are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, exchange, assignment, and transfer of the Depositary Shares tendered hereby.

   All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors, and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

   The undersigned understands that the tender of Depositary Shares pursuant to one of the procedures described in the Offering Circular under the caption "The Exchange Offer--Procedures for Exchanging Depositary Shares" and in the instructions hereto and the acceptance for exchange by the Company of such Depositary Shares will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Exchange Offer.

   Unless otherwise indicated herein under "Special Issuance and Payment Instructions," please issue the shares of Common Stock due in respect of the Depositary Shares accepted for exchange, and/or return any receipts for the Depositary Shares not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing above under "Description of Depositary Shares Tendered." In addition, unless otherwise indicated under "Special Delivery Instructions," please mail the shares of Common Stock due in respect of the Depositary Shares accepted for exchange, and/or return any receipts for the Depositary Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the registered holder(s) at the address(es) appearing above under "Description of Depositary Shares Tendered." If both the "Special Issuance and Payment Instructions" and "Special Delivery Instructions" are completed, please issue the shares of Common Stock due in respect of the Depositary Shares accepted for exchange, and/or return any receipts for the Depositary Shares not tendered or not accepted for exchange, in the name(s) of, and mail the shares of Common Stock due in respect of the Depositary Shares accepted for exchange, and/or any receipts of Depositary Shares not tendered or not accepted for exchange, to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance and Payment Instructions" to



transfer any Depositary Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the Depositary Shares so tendered. The undersigned acknowledges and agrees that the Company and the Depositary may in appropriate circumstances defer effecting such transfer and may retain such shares of Common Stock until satisfactory evidence of the payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is submitted to them.

                         SPECIAL ISSUANCE AND PAYMENT
                                 INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the shares of Common Stock, or the payment in lieu of fractional shares, to be issued in exchange for the Depositary Shares accepted for exchange, or receipts for Depositary Shares not tendered or not accepted for exchange, are to be issued or reissued, respectively, in the name of someone other than the undersigned.

Issue:

 [ ] Depositary Shares   [ ] Common Stock

To:

Name  ........................................................................
                            (PLEASE TYPE OR PRINT)

Address  .....................................................................

 .............................................................................

 .............................................................................
                                  (ZIP CODE)

                               SPECIAL DELIVERY
                                 INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the shares of Common Stock, or the payment in lieu of fractional shares, to be issued in exchange for the Depositary Shares accepted for exchange, or receipts for Depositary Shares not tendered or not accepted for exchange, are to be sent to someone other than appearing above under "Description of Depositary Shares Tendered."
Issue:
                   [ ] Depositary Shares   [ ] Common Stock

To:

Name  ........................................................................
                            (PLEASE TYPE OR PRINT)

Address  .....................................................................

 .............................................................................

 .............................................................................
                                  (ZIP CODE)

                                SIGN AND DATE HERE
        PURSUANT TO THE OFFERING CIRCULAR, THE UNDERSIGNED HEREBY TENDERS TO
       THE COMPANY THE DEPOSITARY SHARES SET FORTH ABOVE UNDER "DESCRIPTION OF
       DEPOSITARY SHARES TENDERED."

       Dated:.......................................................... , 1996

       .......................................................................

       .......................................................................
                             (SIGNATURE(S) OF HOLDER(S))

       (Must be signed by registered holder(s) exactly as name(s) appear(s) on receipt(s) representing the Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the following information and see Instruction 5.)

       Name(s) ...............................................................

       .......................................................................
                                   (PLEASE PRINT)

       Capacity ..............................................................

Name(s) of Record Holder(s)

 .............................................................................
                            (PLEASE TYPE OR PRINT)

Address  .....................................................................

 .............................................................................
                              (INCLUDE ZIP CODE)
Area Code and
Telephone No.  ...............................................................

                          Guarantee of Signature(s)
                    (IF REQUIRED SEE INSTRUCTIONS 1 AND 5)

Authorized Signature  ........................................................

Name  ........................................................................
                                (PLEASE PRINT)




Name of Firm  ................................................................

Address  .....................................................................

 .............................................................................
                              (INCLUDE ZIP CODE)
Area Code and
Telephone No.  ...............................................................

Dated: ................................................................ , 1996

       HOLDERS WHO DO NOT WISH TO TENDER THEIR DEPOSITARY SHARES NEED NOT TAKE ANY ACTION WITH RESPECT TO THE EXCHANGE OFFER

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

 1. GUARANTEE OF SIGNATURES.

   Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program ("Eligible Institutions"), unless the Depositary Shares tendered hereby are tendered (i) by a registered holder of such Depositary Shares who has not completed the box entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions" herein or (ii) for the account of an Eligible Institution. If the Depositary Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if receipts representing shares of the Common Stock and/or receipts representing untendered or unexchanged Depositary Shares are to be issued or returned to a person other than the registered holder, then the Depositary Shares must be endorsed by the registered holder, or be accompanied by a written instrument or instruments of transfer or exchange, in form satisfactory to the Company, duly executed by the registered holder, with such signatures guaranteed by an Eligible Institution. See Instruction 5.

 2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND RECEIPTS.

   This Letter of Transmittal is to be used if receipts representing Depositary Shares are to be forwarded herewith. Receipts representing all physically delivered Depositary Shares, as well as this Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Holders of Depositary Shares whose receipts are not immediately available or who cannot deliver their receipts and all other required documents to the Depositary before the Expiration Date may tender their Depositary Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Offering Circular under the caption "The Exchange Offer--Procedure for Exchanging Depositary Shares." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary on or prior to the Expiration Date; and (iii) all tendered Depositary Shares, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange trading days after the Expiration Date, all as provided in the Offering Circular under the caption "The Exchange Offer."

   The method of delivery of Depositary Shares and all other required documents to the Depositary is at the election and risk of the holder tendering such shares. If sent by mail it is recommended that the holder use an overnight delivery service or use a hand delivery service.

   No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Depositary Shares for exchange.

 3. INADEQUATE SPACE.

   If the space provided herein is inadequate, the receipt numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

 4. PARTIAL TENDERS.

   Issuance of Common Stock in exchange for Depositary Shares will be made only against deposit of tendered Depositary Shares. If fewer than all the Depositary Shares evidenced by a submitted receipt are tendered, the tendering holder of Depositary Shares should fill in the number of Depositary Shares tendered in the appropriate boxes above under "Description of Depositary Shares Tendered" with respect to the tender being made, but only to the extent of the number of Depositary Shares being tendered. The Depositary will then reissue and return to the tendering holder (unless otherwise requested by the holder under "Special Issuance and Payment Instructions" and "Special Delivery Instructions" in this Letter of Transmittal), Depositary Shares equal to the number of such delivered Depositary Shares not tendered, together with any tendered Depositary Shares that were not accepted for exchange. All Depositary Shares represented by receipts deposited with the Depositary will be deemed to have been tendered unless otherwise indicated.

   Tendered Depositary Shares not accepted for exchange by the Company, will be returned without expense to the tendering holder of the Depositary Shares as promptly as practicable following the Expiration Date.

 5. SIGNATURES ON LETTERS OF TRANSMITTAL, WRITTEN INSTRUMENTS AND
ENDORSEMENTS.

   If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signatures must correspond with the name(s) as written on the face of the receipts without alteration, enlargement or any charge whatsoever.

   If any of the Depositary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If this Letter of Transmittal or any certificate or written instrument or instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted.

   When this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares listed and transmitted hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless the Common Stock due in respect of the Depositary Shares accepted for exchange is to be issued to, and/or receipts for Depositary Shares not tendered or not exchanged are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates, receipts or written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder of the receipt(s) listed, the receipt(s) must be endorsed by the registered holder, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company duly executed by the registered holder. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

 6. TRANSFER TAXES.

   The Company will pay any transfer taxes with respect to the transfer and sale of Depositary Shares to it pursuant to the Exchange Offer. If, however, the Common Stock due in respect of the Depositary Shares accepted for exchange is to be issued to, or (in the circumstances permitted hereby) if receipts for Depositary Shares not tendered or not exchanged are to be registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person must be paid by the holder requesting such transfer and such holder hereby acknowledges and agrees that the Company and the Depositary may defer effecting such transfer and may retain such shares of Common Stock until satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to them.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the receipts listed in this Letter of Transmittal.

 7. SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS AND SPECIAL DELIVERY
INSTRUCTIONS.

   If certificates representing shares of Common Stock and/or receipts representing untendered or unexchanged Depositary Shares are to be issued, reissued or returned to a person other than the person signing this Letter of Transmittal or if such certificates and/or receipts are to be sent or returned to someone other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate information set forth in "Special Issuance and Payment" and "Special Delivery Instructions" should be completed.

 8. BACKUP WITHHOLDING.

   Federal income tax law requires that, unless an exception applies, a recipient (a "Payee") of the shares of Common Stock for tendered Depositary Shares must provide the Depositary (as payor) with such Payee's taxpayer identification number ("TIN") and certify that such number is correct. In the case of a Payee who is an individual, the Payee's TIN is his or her social security number. In addition, a Payee must certify that such Payee is not subject to backup withholding. If the foregoing requirements are not satisfied, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and to backup withholding. The Payee with respect to any tendered Depositary Shares will be either (i) the tendering holder of such Depositary Shares or (ii) if the shares of Common Stock is issued to one or more other persons pursuant to the Special Issuance Instructions, as indicated in the applicable box, such other person or persons. Certain Payees (including among others, all corporations and certain foreign Payees) are not subject to these backup withholding and reporting requirements. Foreign Payees should consult their own tax advisers with respect to the tax consequences (including backup withholding requirements) of the Exchange Offer.

   If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

   To prevent backup withholding, each nonexempt Payee must provide his or her correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN). See the enclosed Guidelines for Certification of TIN on Substitute Form W-9 for additional instructions. In addition, the Payee must also certify that he or she is not subject to backup withholding either because (i) such Payee has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the IRS has notified such Payee that he or she is no longer subject to backup withholding.

 9. WAIVER OF CONDITIONS.

   Subject to the terms of the Exchange Offer, the conditions of the Exchange Offer may be waived by the Company, in whole or in part, at any time and from time to time, in the Company's sole discretion, in the case of any Depositary Shares tendered. The Exchange Offer is conditioned upon, among other things, there having been received and not revoked, at the Expiration Date, tenders from 75% or more of the outstanding Depositary Shares.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.




   Requests for assistance may be directed to, or additional copies of the Offering Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Company, the Information Agent at one of its addresses set forth above or from a broker, dealer, commercial bank trust company or other nominees.

11. LOST, DESTROYED OR STOLEN RECEIPTS.

   If any receipt evidencing Depositary Shares has been lost, mutilated, destroyed or stolen, the holder should promptly notify the Information Agent for the Exchange Offer, Chemical Mellon Shareholder Services, L.L.C., at
(800) 774-5469. The holder will then be instructed as to the steps that must be taken in order to replace the receipt(s). This Letter of Transmittal and related documents cannot be proceeded until the procedures for replacing receipt(s) have been followed.

   Important: In order to validly tender the Depositary Shares, this Letter of Transmittal (or a facsimile thereof), together with receipts representing Depositary Shares and any required signature guarantees and any other required documents, must be received by the Depositary on or prior to the Expiration Date or the Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

SUBSTITUTE FORM W-9 DEPARTMENT  PART 1--PLEASE PROVIDE YOUR TIN IN      TIN: ------------------------------
OF THE TREASURY                 THE BOX AT RIGHT AND CERTIFY BY SIGNING         SOCIAL SECURITY NUMBER OR
                                AND DATING BELOW.                            EMPLOYER IDENTIFICATION NUMBER

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")   ---------------------------------------------------------------------
                                PART 2--Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because
                                (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified you that you are no longer subject to backup withholding.
                                ---------------------------------------------------------------------
                                CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
                                PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE. SIGNATURE . DATE .
                                ----------------------------------------------------------------------
                                PART 3-- AWAITING TIN
                                ----------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF THE EXCHANGE OFFER CONSIDERATION PAID TO YOU PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                      IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


------------------------------------------         -------------------------
              SIGNATURE                                       DATE


The Information Agent for the Exchange Offer is: Chemical Mellon Shareholder
                               Services, L.L.C.

                                (800) 774-5469
                       (For Information Call Toll Free)